                                                                    EXHIBIT 10.6

                              ENSERCH CORPORATION
                           PERFORMANCE INCENTIVE PLAN
                               CALENDAR YEAR 1997



I.   PURPOSES
     --------

     The purposes of the ENSERCH Corporation Performance Incentive Plan (the "Plan") are to:

     A. Encourage and reward improved performances by the senior officers and Managers.

     B. Provide reward incentives for the achievement of specific performance goals or objectives periodically established.

     C. Provide an appropriate level of executive compensation commensurate with that of similar businesses to retain key officers and managers.

     D. Provide an incentive for key officers and management to perform in a manner that benefits the Corporation's shareholders and the Company's customers.


II.  ELIGIBILITY
     -----------

     Key executives of the Corporation and its subsidiaries as specifically designated shall be eligible for participation in the Plan.

     The existence of this Plan does not prevent the existence of other bonus plans within operating units or subsidiaries of the Corporation. However, Participants in this Plan may not participate in any other cash bonus or incentive plans or programs offered by ENSERCH or any of its subsidiaries or affiliates unless such participation is approved by the Chairman of the Corporation.


III. DEFINITIONS AND BONUS FACTORS
     -----------------------------

     Subject to the conditions and limitations described herein, bonus award payments may be made to the Participants under the Plan as hereinafter set out. For purposes of the Plan, the following definitions apply:

     A.  Participant
         -----------

         Each of the key management personnel designated for participation by the Chairman of ENSERCH Corporation ("the Chairman") or by the Compensation Committee of the Board of Directors ("the Compensation Committee") is a Participant. Each Participant will be individually notified of his or her participation together with the applicable factors approved for the determination of each individual bonus opportunity.

     B.  Plan Year
         ---------

         The Plan Year and the annual bonus period shall be the calendar year.

     C.  Base Salary
         -----------

         The annual Base Salary designated for the Participant is that contained in the applicable payroll records, exclusive of any payment under any bonus plan, deferred compensation, salary deferral plan, expense reimbursement or fringe benefit, for the annual period covered by the bonus award.

     D.  Target Bonus Factor
         -------------------

         A specified percentage of the Participant's Base Salary which would be the bonus payable to a Participant upon 100% Goal Achievement. The Target Bonus Factor applied to Base Salary is the Target Bonus.

     E.  Performance Goals
         -----------------

         Expressed, measurable goals established as the basis for bonus awards for the annual bonus period, each having a corresponding Weighting Factor expressed as a percentage. No more than four Performance Goals will be used for any annual period. The Weighting Factors for all Performance Goals for an annual period aggregate 100%.

     F.  Goal Achievement Factor
         -----------------------

         A percentage representing the level of actual achievement of each Performance Goal, calculated at the end of each Plan Year.

     G.  Performance Factor
         ------------------

         The sum of the weighted average percentages of Goal Achievement Factors which is applied to the Target Bonus to derive the bonus.

     H.  Bonus Calculation
         -----------------

         In summary:

         Target Bonus         =  Base Salary x Target Factor

         Bonus                =  Target Bonus x Performance Factor

         Performance Factor   =  Weighting//1// x Goal Achievement Factor//1//
                               + Weighting//2// x Goal Achievement Factor//2// + Weighting//3// x Goal Achievement Factor//3// + Weighting//4// x Goal Achievement Factor//4//

IV.  GOAL ACHIEVEMENT
     ----------------


     The Goal Achievement Factor pertaining to achievement of earnings, shareholder return and operating income goals is as follows:

     If Income Ratio or other           Goal Achievement Factor will be:
       ratio of achievement:


      less than 0.9                     0%

      between 0.9 and 1.00              20% plus 8% for each .01 greater
                                        than 0.90

      above 1.00                        100% plus 2.5% for each .01 greater
                                        than 1.00, up to a maximum of 150%.


     Any earnings or operating income achievement less than 0.90 ratio will reduce goal achievement factor by 0.5% for each 0.01 less than 0.90.

     Goal Achievement Factors will be prorated between the amounts nearest percentages specified above.

     Income Ratio is the ratio of the actual earnings or operating income for the Plan Year to the applicable budgeted income. Budgeted earnings and operating income are adjusted to take into account the effects of variations in heating degree days, oil and gas production sales prices and severance tax, and NGL prices, fuel and shrinkage.


V.   BONUS PAYMENTS
     --------------

     A.  Payment Schedule.  Any bonus awarded pursuant to this Plan shall be
         ----------------
paid in cash (unless any executive participating in the ENSERCH Deferred Compensation Plan opts by written notice in advance of the relevant plan year to defer its receipt into the Deferred Compensation Plan) to participating executives not later than April 1 of the year succeeding the calendar year for which performance is measured.

     B.  Discretionary Bonus.  Upon recommendation by the Chairman, the
         -------------------
Compensation Committee, in its sole discretion, may award special bonuses to executives or employees of the Corporation or any of its subsidiaries or affiliates, whether or not named Participants in this Plan, on a discretionary basis to reward meritorious performance. The Compensation Committee's decision relative to such award shall be final and binding on all parties.

     C.  Retirement, Death, Disability, Termination.  All bonus awards to a
         ------------------------------------------
Participant under this Plan during his or her active employment shall be paid or credited under the terms of the Plan to any Participant who retires at age 60 or above in accordance with his/her employer's approved retirement plan, or to any Participant who becomes eligible for and receives disability benefits in accordance with its long-term disability plan.

     In the event of a Participant's retirement at age 60 or above or death during a Plan Year, to the extent practicable, and only if Participant is employed at least one-half of the Plan Year, any bonus awarded for achievement of Goals to which the Participant contributed shall be prorated and the appropriate portion awarded. A decision by the Chairman as to what may be an appropriate prorated portion shall be final and binding on all parties.

     In the event of a Participant's death, any bonus awarded to such Participant prior to the date of death but unpaid, and which would otherwise have been received, or any awarded after the date of death, will be paid to his beneficiary or to his estate, as applicable.

     In the event a Participant's employment terminates for any reason other than retirement, disability or death, or as described in (d) below, prior to the time a bonus payment is paid, no bonus shall be payable for either a portion of or for a full Plan year.

     D.  Merger.  In the event that ENSERCH Corporation shall, pursuant to
         ------
action by its Board, at any time merge into, consolidate with, or sell or otherwise transfer all or substantially all of the assets of the Corporation or a segment to another corporation in which ENSERCH or the segment would be in a minority position, all bonus awards which have been granted but remain unpaid and a bonus award based on a 100% performance factor applicable to the base salary earned during the Plan Year for the period prior to the effective date of the merger shall be immediately paid to Participant and the Participant shall not be required to be employed by the Corporation in order to receive the payment.


VI.  ESTABLISHMENT OF PERFORMANCE GOALS
     ----------------------------------

     Performance Goals as established are described on Attachment A.


VII. ADMINISTRATIVE PROVISIONS
     -------------------------

     A.  Discretion.  Notwithstanding any calculation of bonus in accordance
         ----------
with the foregoing provisions, the Chairman may within his sole discretion alter or eliminate any bonus award developed under this Plan in order to achieve equity in the administration of the Plan within ENSERCH Corporation as a whole.

     B.  Termination.  This Plan may be terminated at any time by the
         -----------
Compensation Committee. Notification of termination will be given to the then Participants. A Plan termination will not prevent payment of bonuses where Goal achievement has been completed in a calendar year for which a Goal had been approved. If the Plan is terminated by the Compensation Committee during a Plan Year in which Goals have been established under the Plan, performance will be prorated by the Committee and bonuses paid proportionally. The Compensation Committee's decision relative to such payment shall be final and binding on all parties.

     C.  Effective Date.  This Plan is effective for the calendar year
         --------------
commencing January 1, 1997, unless terminated by action of the Compensation Committee.

     D. No Contract.  Nothing in this Performance Incentive Plan shall be
        -----------
deemed by implication, conduct of the parties, or otherwise to constitute a contract of employment or otherwise to impose any limitation on any right of the Corporation or any of its operating units to terminate a Participant's employment at any time.

     E. Under provisions of the ENSERCH Retirement and Death Benefit Program of 1969, this bonus program qualifies as an "annual performance based incentive plan" and is to be included in "final average pay" for purposes of pension calculations.


VIII.   CONFLICT OF INTEREST

        If at any time during the period the Participant is to receive or accrue payments hereunder, the Participant engages in the employment, consultation or representation of any corporation, partnership, individual, political subdivision, or any enterprise that is engaged in any action or proceeding that could be reasonably construed as being adverse to the interest of the Company, the Participant and his beneficiaries or heirs shall forfeit all rights to receive payments of bonus awards provided under this Plan regardless of whether or not such payments had been previously approved by the Company; except that before any such termination under this section of the Participant's right to receive payments, the Company shall notify the Participant in writing of its opinion about the adversary situation, after which time the Participant shall have a period of 15 days to correct the situation to the satisfaction of the Company as to preclude benefit termination.

This provision shall apply to full-time and part-time employees of the Company and to retired or terminated employees. For purposes of this Plan, the Company shall determine within its sole discretion whether or not the Participant's actions can be reasonably construed as adverse to the Company's interests.

                              ENSERCH CORPORATION
                             LONE STAR GAS COMPANY
                           PERFORMANCE INCENTIVE PLAN
                               CALENDAR YEAR 1997


I.     Purposes

       The purposes of the Lone Star Gas Company Performance Incentive Plan (the "Plan") are to:


       A. Encourage and reward improved performances by the operating units of the segment.

       B. Provide reward incentives for the achievement of specific performance goals or objectives that may be periodically established.

       C. Provide an appropriate level of executive compensation commensurate with that of similar businesses.

       D. Provide an incentive for key management personnel to perform in a manner that ultimately benefits the Corporation's shareholders and the Company's customers.


II.    Eligibility

       Key managers of the segment as specifically designated shall be eligible for participation in the Plan. Participation in the Plan shall occur upon the recommendation of the President of Lone Star Gas Company and approval of the Chairman and President of ENSERCH Corporation.

       The existence of this Plan does not prevent the existence of other bonus plans within operating units or subsidiaries of the Corporation. However, Participants in this Plan may not participate in any other cash bonus or incentive plans or programs offered by ENSERCH, or any of its subsidiaries or affiliates unless such participation is approved by the Chairman of the Corporation. The Compensation Committee of the Board of Directors of ENSERCH Corporation may also award special bonuses on a discretionary basis to reward meritorious performance not compensated by this Plan.


III.   Definitions and Bonus Factors

       Subject to the conditions and limitations described herein, bonus award payments may be made to the Participants under the Plan as hereinafter set out. For purposes of the Plan, the following definitions apply:

       A.  Participant
           -----------

           Each of the key management personnel of the business segment recommended for participation by the President of Lone Star Gas Company and approved by the Chairman and President of ENSERCH Corporation is a Participant. Each Participant will be individually notified of his or her participation together with the applicable factors approved for the determination of each individual bonus opportunity.

       B.  Base Salary
           -----------

           The annual Base Salary designated for the Participant is that contained in the applicable payroll records and earned by the Participant, exclusive of any payment under any bonus plan, deferred compensation, salary deferral plan, expense reim bursement or fringe benefit, for the annual period covered by the bonus award .

       C.  Target Bonus Factor
           -------------------

           A specified percentage of the Participant's Base Salary which would be the bonus payable to a Participant upon 100% goal achievement. The Target Bonus Factor applied to Base Salary is the Target Bonus.

       D.  Performance Goals
           -----------------

           Expressed, measurable goals established as the basis for bonus awards for the annual bonus period, each having a corresponding weighting factor expressed as a percentage. No more than five Performance Goals will be used for any annual period. The weighting factors for all Performance Goals for an annual period aggregate 100%.

       E.  Goal Achievement Factor
           -----------------------

           A percentage representing the level of actual achievement of each Performance Goal, calculated at the end of each Plan year (calendar year).

       F.  Performance Factor
           ------------------

           The sum of the individual weightings multiplied by the corre sponding Goal Achievement Factor which is applied to the Target Bonus to derive the bonus.

       G.  Bonus Calculation
           -----------------

           In summary:

           Target Bonus        =   Base Salary x Target Factor

           Bonus               =   Target Bonus Factor x Performance
                             Factor

           Performance Factor  =  Weighting//1// x Goal Achievement Factor//1//
                                + Weighting//2// x Goal Achievement Factor//2// + Weighting//3// x Goal Achievement Factor//3// + Weighting//4// x Goal Achievement Factor//4//

                                + Weighting//5// x Goal Achievement Factor//5//

           The minimum bonus shall be zero.


IV.    Bonus Payments

       A. Payment Schedule -- Any bonus awarded pursuant to this Plan shall be paid in cash (unless any executive participating in the ENSERCH Deferred Compensation Plan opts by written notice in advance of the relevant plan year to defer its receipt into the Deferred Compensation Plan) to participating executives, not later than April 1 of the year succeeding the calendar year for which performance is measured.

       B. To be eligible for receipt of each payment of the bonus, a Participant must continue to be employed by the Company at the time each payment is to be paid, unless that Participant's employment terminates by reason of retirement, death or disability, or as described in D below. Participants who terminate their employment voluntarily or who are terminated by the Company, other than under circumstances described below, will not be eligible to receive any portion of any bonus award which has been granted for prior years but unpaid as of the date of termination.

       C. All bonus payments credited to a Participant under this Plan during his or her active employment shall be paid under the terms of the Plan to any Participant who retires at age 60 or above in accordance with his/her employer's approved retirement plan, or to any Participant who becomes disabled and receives disability benefits in accordance with its long-term disability plan.

           In the event of a Participant's retirement at or above age 60 or death during a Plan year, assuming employee has worked for at least one-half of the Plan Year, to the extent practicable, any bonus awarded for achievement of goals to which the Participant contributed shall be prorated and the appropriate portion paid. A decision by the Chairman of ENSERCH Corporation as to what may be an appropriate portion shall be final and binding on all parties.

           In the event of a Participant's death, all bonus awards resulting from a partial award for a prorated portion of the Plan Year or those which have been credited to such Participant prior to the date of death but remain unpaid and which would otherwise have been received will be paid to the designated beneficiary or, if no beneficiary is designated, to the employee's estate, in one lump sum as soon as practicable, but no later than six months following the death of the employee.

           In the event a Participant's employment terminates for any reason other than retirement, disability or death, or as described in D below, prior to the time a bonus payment is paid, no bonus shall be payable for either a portion of or for a full Plan year, or for any unpaid bonus awards credited in prior years.

       D. Merger -- In the event that ENSERCH Corporation shall, pursuant to action by its Board, at any time merge into, consolidate with, or sell or otherwise transfer all or substantially all of the assets of the Corporation or a segment to another corporation in which ENSERCH or the segment would be in a minority position, all bonus awards which have been granted but remain unpaid and a bonus award based on a 100% performance factor applicable to the base salary earned during the Plan Year for the period prior to the effective date of the merger shall be immediately paid to Participant and the Participant shall not be required to be employed by the Corporation in order to receive the payment.


V.     Establishment of Performance Goals

       Performance Goals will be established annually by the President of Lone Star Gas Company, after receiving requisite approval, with one to five certain expressed, specific, objective and measurable goals in such Plan defined as the Performance Goals for which bonus will be paid if achieved. A minimum of 50% of the weighting will be applied to the attainment of operating income goal achievement.


VI.    Operating Income Goal Achievement

       The Goal Achievement Factor pertaining to achievement of operating income goals is standardized as follows:

       If Operating Income Ratio is:         Operating Income Goal
                                              Achievement Factor will be:

          less than 0.90                        0% minus 0.5% for each 0.01
                                                 less than 0.90

          between 0.90 and 1.00                 20% plus 8% for each 0.01
                                                 greater than 0.90

          above 1.00                            100% plus 1% for each
                                                 $1 million
                                                greater than budgeted
                                                 operating
                                                income, as adjusted, up to a
                                                maximum of 150%

           Achievement Factors will be prorated between the amounts nearest percentages specified above.

       The following definitions apply:

       Operating Income Ratio
       ----------------------

       The ratio of the applicable business unit's actual operating income for the Plan year to the budgeted operating income, which budgeted operating income is adjusted to take into account the HDD Adjustment when applicable. The accrual of expense for this Plan will be included as expense deducted for the determination of actual operating income.

       HDD Adjustment
       --------------

       A factor used to adjust budgeted operating income such that the Participant will not benefit from or be penalized by weather fluctuations when measuring the attainment of budgeted operating income for the particular unit or for the Company.

       In summary:

           Operating Income
            Ratio               =    (Actual Operating Income)/(Budgeted
                                     Operating Income + HDD Adjustment)
                                               -

           HDD Adjustment       =    32.3 (Actual HDD - Normal HDD) x Budgeted
                                     Residential/Commercial Incremental Sales
                                     Margin after deduction of margin from base customer charge for Company or Unit per MMCF, applied only to Units affected by Residential/Commercial Sales Volumes


VII.   Administrative Provisions

       A.  Discretion
           ----------

           Notwithstanding any calculation of bonus in accordance with the foregoing provisions, the Chairman of ENSERCH Corporation may within his sole discretion alter or eliminate any bonus award developed under this Plan in order to achieve equity in the administration of the Plan within ENSERCH Corporation as a whole.

       B.  Termination
           -----------

           This Plan may be terminated at any time by the Company. Notification of termination will be given to the Participants. A Plan termination will not prevent payment of bonuses where goal achievement has been completed in a calendar year for which Performance Goals had been approved. If the Plan is terminated during a Plan year in which Performance Goals have been established under the Plan, performance will be prorated and bonuses paid proportionally. The Company's decision relative to such payment shall be final and binding on all parties. Such termination will be applicable to new bonus awards and will not affect credited but unpaid bonus amounts from prior bonus years.

       C.  Effective Date
           --------------

           This Plan is effective with the calendar year commencing January 1, 1997 and for the ensuing calendar years until terminated.

       D.  No Contract
           -----------

           Nothing in this Performance Incentive Plan shall be deemed by implication, action or otherwise to constitute a contract of employment or otherwise to impose any limitation on any right of the Corporation nor any of its operating units to terminate a Participant's employment at any time.

       E. Under provisions of the ENSERCH Retirement and Death Benefit Program of 1969, this bonus program qualifies as an "annual performance based incentive plan" and is to be included in "final average pay" for purposes of pension calculations.


VIII.  Conflict of Interest

       If at any time during the period the Participant is to receive or accrue payments hereunder, the Participant engages in the employment, consultation or representation of any corporation, partnership, individual, political subdivision, or any enterprise that is engaged in any action or proceeding that could be reasonably construed as being adverse to the interest of the Company, the Participant and his beneficiaries or heirs shall forfeit all rights to receive payments of bonus awards provided under this Plan regardless of whether or not such payments had been previously approved by the Company; except that before any such termination under this section of the Participant's right to receive payments, the Company shall notify the Participant in writing of its opinion about the adversary situation, after which time the Participant shall have a period of 15 days to correct the situation to the satisfaction of the Company as to preclude benefit termination.

       This provision shall apply to full-time and part-time employees of the Company and to retired or terminated employees. For purposes of this Plan, the Company shall determine within its sole discretion whether or not the Participant's actions can be reasonably construed as adverse to the Company's interests.

                              ENSERCH CORPORATION
                          LONE STAR PIPELINE COMPANY
                          PERFORMANCE INCENTIVE PLAN
                              CALENDAR YEAR 1997



I.     Purposes

       The purposes of the Lone Star Pipeline Company business segment Performance Incentive Plan (the "Plan") are to:

       A. Encourage and reward improved performances by the operating units of the segment.

       B. Provide reward incentives for the achievement of specific performance goals or objectives that may be periodically established.

       C. Provide an appropriate level of executive compensation commensurate with that of similar businesses.

       D. Provide an incentive for key management personnel to perform in a manner that ultimately benefits the Corporation's shareholders and the Company's customers.


II.    Eligibility

       Key managers of the segment as specifically designated shall be eligible for participation in the Plan. Participation in the Plan shall occur upon the recommendation of the President of Lone Star Pipeline Company and approval of the Chairman and President of ENSERCH Corporation.

       The existence of this Plan does not prevent the existence of other bonus plans within operating units or subsidiaries of the Corporation. However, Participants in this Plan may not participate in any other cash bonus or incentive plans or programs offered by ENSERCH, or any of its subsidiaries or affiliates unless such participation is approved by the Chairman of the Corporation. The Compensation Committee of the Board of Directors of ENSERCH Corporation may also award special bonuses on a discretionary basis to reward meritorious performance not compensated by this Plan.


III.   Definitions and Bonus Factors

       Subject to the conditions and limitations described herein, bonus award payments may be made to the Participants under the Plan as hereinafter set out. For purposes of the Plan, the following definitions apply:

       A.  Participant
           -----------

           Each of the key management personnel of the business segment recommended for participation by the President of Lone Star Pipeline Company and approved by the Chairman and President of ENSERCH Corporation is a Participant. Each Participant will be individually notified of his or her participation together with the applicable factors approved for the determination of each individual bonus opportunity.

       B.  Base Salary
           -----------

           The annual Base Salary designated for the Participant is that contained in the applicable payroll records and earned by the Participant, exclusive of any payment under any bonus plan, deferred compensation, salary deferral plan, expense reim bursement or fringe benefit, for the annual period covered by the bonus award .

       C.  Target Bonus Factor
           -------------------

           A specified percentage of the Participant's Base Salary which would be the bonus payable to a Participant upon 100% goal achievement. The Target Bonus Factor applied to Base Salary is the Target Bonus.

       D.  Performance Goals
           -----------------

           Expressed, measurable goals established as the basis for bonus awards for the annual bonus period, each having a corresponding weighting factor expressed as a percentage. No more than five Performance Goals will be used for any annual period. The weighting factors for all Performance Goals for an annual period aggregate 100%.

       E.  Goal Achievement Factor
           -----------------------

           A percentage representing the level of actual achievement of each Performance Goal, calculated at the end of each Plan year (calendar year).

       F.  Performance Factor
           ------------------

           The sum of the individual weightings multiplied by the corre sponding Goal Achievement Factor which is applied to the Target Bonus to derive the bonus.

       G.  Bonus Calculation
           -----------------

           In summary:

           Target Bonus        =   Base Salary x Target Factor

           Bonus               =   Target Bonus Factor x Performance
                             Factor

           Performance Factor  =   Weighting//1// x Goal Achievement Factor//1//
                                 + Weighting//2// x Goal Achievement Factor//2// + Weighting//3// x Goal Achievement Factor//3// + Weighting//4// x Goal Achievement Factor//4//

                                 + Weighting//5// x Goal Achievement Factor//5//

           The minimum bonus shall be zero.


IV.    Bonus Payments

       A. Payment Schedule -- Any bonus awarded pursuant to this Plan shall be paid in cash (unless any executive participating in the ENSERCH Deferred Compensation Plan opts by written notice in advance of the relevant plan year to defer its receipt into the Deferred Compensation Plan) to participating executives, not later than April 1 of the year succeeding the calendar year for which performance is measured.

       B. To be eligible for receipt of each payment of the bonus, a Participant must continue to be employed by the Company at the time each payment is to be paid, unless that Participant's employment terminates by reason of retirement, death or disability, or as described in D below. Participants who terminate their employment voluntarily or who are terminated by the Company, other than under circumstances described below, will not be eligible to receive any portion of any bonus award which has been granted for prior years but unpaid as of the date of termination.

       C. All bonus payments credited to a Participant under this Plan during his or her active employment shall be paid under the terms of the Plan to any Participant who retires at age 60 or above in accordance with his/her employer's approved retirement plan, or to any Participant who becomes disabled and receives disability benefits in accordance with its long-term disability plan.

           In the event of a Participant's retirement at or above age 60 or death during a Plan year, assuming employee has worked for at least one-half of the Plan Year, to the extent practicable, any bonus awarded for achievement of goals to which the Participant contributed shall be prorated and the appropriate portion paid. A decision by the Chairman of ENSERCH Corporation as to what may be an appropriate portion shall be final and binding on all parties.

           In the event of a Participant's death, all bonus awards resulting from a partial award for a prorated portion of the Plan Year or those which have been credited to such Participant prior to the date of death but remain unpaid and which would otherwise have been received will be paid to the designated beneficiary or, if no beneficiary is designated, to the employee's estate, in one lump sum as soon as practicable, but no later than six months following the death of the employee.

           In the event a Participant's employment terminates for any reason other than retirement, disability or death, or as described in D below, prior to the time a bonus payment is paid, no bonus shall be payable for either a portion of or for a full Plan year, or for any unpaid bonus awards credited in prior years.

       D. Merger -- In the event that ENSERCH Corporation shall, pursuant to action by its Board, at any time merge into, consolidate with, or sell or otherwise transfer all or substantially all of the assets of the Corporation or a segment to another corporation in which ENSERCH or the segment would be in a minority position, all bonus awards which have been granted but remain unpaid and a bonus award based on a 100% performance factor applicable to the base salary earned during the Plan Year for the period prior to the effective date of the merger shall be immediately paid to Participant and the Participant shall not be required to be employed by the Corporation in order to receive the payment.


V.     Establishment of Performance Goals

       Performance Goals will be established annually by the President of Lone Star Pipeline Company, after receiving requisite approval, with one to five certain expressed, specific, objective and measurable goals in such Plan defined as the Performance Goals for which bonus will be paid if achieved. A minimum of 50% of the weighting will be applied to the attainment of operating income goal achievement.


VI.    Operating Income Goal Achievement

       The Goal Achievement Factor pertaining to achievement of operating income goals is standardized as follows:


       If Operating Income Ratio is:            Operating Income Goal
                                                 Achievement Factor will be:

           less than 0.90                          0% minus 0.5% for each 0.01
                                                   less than 0.90

           between 0.90 and 1.00                   20% plus 8% for each 0.01
                                                   greater than 0.90

           above 1.00                              100% plus 1% for each
                                                     $1 million
                                                   greater than budgeted
                                                operating
                                                   income, as adjusted, up to a
                                                   maximum of 150%

       Achievement Factors will be prorated between the amounts nearest percentages specified above.

       The following definitions apply:

       Operating Income Ratio
       ----------------------

       The ratio of the applicable business unit's actual operating income for the Plan year to the budgeted operating income, which budgeted operating income is adjusted to take into account the HDD Adjustment when applicable. The accrual of expense for this Plan will be included as expense deducted for the determination of actual operating income.

       HDD Adjustment
       --------------

       A factor used to adjust budgeted operating income such that the Participant will not benefit from or be penalized by weather fluctuations when measuring the attainment of budgeted operating income for the particular unit or for the Company.

       In summary:

           Operating Income
             Ratio              =    (Actual Operating Income)/(Budgeted
                                     Operating Income + HDD Adjustment)
                                               -

           HDD Adjustment       =    32.3 (Actual HDD - Normal HDD) x Budgeted
                                     Residential/Commercial Incremental Sales
                                     Margin after deduction of margin from base customer charge for Company or Unit per MMCF, applied only to Units affected by Residential/Commercial Sales Volumes


VII.   Administrative Provisions

       A.  Discretion
           ----------

           Notwithstanding any calculation of bonus in accordance with the foregoing provisions, the Chairman of ENSERCH Corporation may within his sole discretion alter or eliminate any bonus award developed under this Plan in order to achieve equity in the administration of the Plan within ENSERCH Corporation as a whole.

       B.  Termination
           -----------

           This Plan may be terminated at any time by the Company. Notification of termination will be given to the Participants. A Plan termination will not prevent payment of bonuses where goal achievement has been completed in a calendar year for which Performance Goals had been approved. If the Plan is terminated during a Plan year in which Performance Goals have been established under the Plan, performance will be prorated and bonuses paid proportionally. The Company's decision relative to such payment shall be final and binding on all parties. Such termination will be applicable to new bonus awards and will not affect credited but unpaid bonus amounts from prior bonus years.

       C.  Effective Date
           --------------

           This Plan is effective with the calendar year commencing January 1, 1997 and for the ensuing calendar years until terminated.

       D.  No Contract
           -----------

           Nothing in this Performance Incentive Plan shall be deemed by implication, action or otherwise to constitute a contract of employment or otherwise to impose any limitation on any right of the Corporation nor any of its operating units to terminate a Participant's employment at any time.

       E. Under provisions of the ENSERCH Retirement and Death Benefit Program of 1969, this bonus program qualifies as an "annual performance based incentive plan" and is to be included in "final average pay" for purposes of pension calculations.


VIII.  Conflict of Interest

       If at any time during the period the Participant is to receive or accrue payments hereunder, the Participant engages in the employment, consultation or representation of any corporation, partnership, individual, political subdivision, or any enterprise that is engaged in any action or proceeding that could be reasonably construed as being adverse to the interest of the Company, the Participant and his beneficiaries or heirs shall forfeit all rights to receive payments of bonus awards provided under this Plan regardless of whether or not such payments had been previously approved by the Company; except that before any such termination under this section of the Participant's right to receive payments, the Company shall notify the Participant in writing of its opinion about the adversary situation, after which time the Participant shall have a period of 15 days to correct the situation to the satisfaction of the Company as to preclude benefit termination.

       This provision shall apply to full-time and part-time employees of the Company and to retired or terminated employees. For purposes of this Plan, the Company shall determine within its sole discretion whether or not the Participant's actions can be reasonably construed as adverse to the Company's interests.

                              ENSERCH CORPORATION
                          LONE STAR PIPELINE COMPANY
                              PROCESSING DIVISION
                          PERFORMANCE INCENTIVE PLAN
                              CALENDAR YEAR 1997


I.     Purposes

       The purposes of the Processing Division business segment Performance Incentive Plan (the "Plan") are to:

       A. Encourage and reward improved performances by the operating units of the segment.

       B. Provide reward incentives for the achievement of specific performance goals or objectives that may be periodically established.

       C. Provide an appropriate level of executive compensation commensurate with that of similar businesses.

       D. Provide an incentive for key management personnel to perform in a manner that ultimately benefits the Corporation's shareholders and the Company's customers.


II.    Eligibility

       Key managers of the segment as specifically designated shall be eligible for participation in the Plan. Participation in the Plan shall occur upon the recommendation of the President of Lone Star Pipeline Company and approval of the Chairman and President of ENSERCH Corporation.

       The existence of this Plan does not prevent the existence of other bonus plans within operating units or subsidiaries of the Corporation. However, Participants in this Plan may not participate in any other cash bonus or incentive plans or programs offered by ENSERCH, or any of its subsidiaries or affiliates unless such participation is approved by the Chairman of the Corporation. The Compensation Committee of the Board of Directors of ENSERCH Corporation may also award special bonuses on a discretionary basis to reward meritorious performance not compensated by this Plan.


III.   Definitions and Bonus Factors

       Subject to the conditions and limitations described herein, bonus award payments may be made to the Participants under the Plan as hereinafter set out. For purposes of the Plan, the following definitions apply:

       A.  Participant
           -----------

           Each of the key management personnel of the business segment recommended for participation by the President of Lone Star Pipeline Company and approved by the Chairman and President of ENSERCH Corporation is a Participant. Each Participant will be individually notified of his or her participation together with the applicable factors approved for the determination of each individual bonus opportunity.

       B.  Base Salary
           -----------

           The annual Base Salary designated for the Participant is that contained in the applicable payroll records and earned by the Participant, exclusive of any payment under any bonus plan, deferred compensation, salary deferral plan, expense reim bursement or fringe benefit, for the annual period covered by the bonus award.

       C.  Target Bonus Factor
           -------------------

           A specified percentage of the Participant's Base Salary which would be the bonus payable to a Participant upon 100% goal achievement. The Target Bonus Factor applied to Base Salary is the Target Bonus.

       D.  Performance Goals
           -----------------

           Expressed, measurable goals established as the basis for bonus awards for the annual bonus period, each having a corresponding weighting factor expressed as a percentage. No more than five Performance Goals will be used for any annual period. The weighting factors for all Performance Goals for an annual period aggregate 100%.

       E.  Goal Achievement Factor
           -----------------------

           A percentage representing the level of actual achievement of each Performance Goal, calculated at the end of each Plan year (calendar year).

       F.  Performance Factor
           ------------------

           The sum of the individual weightings multiplied by the corre sponding Goal Achievement Factor which is applied to the Target Bonus to derive the bonus.

       G.  Bonus Calculation
           -----------------

           In summary:

           Target Bonus        =   Base Salary x Target Factor

           Bonus               =   Target Bonus Factor x Performance
                             Factor

           Performance Factor  =   Weighting//1// x Goal Achievement Factor//1//
                                 + Weighting//2// x Goal Achievement Factor//2// + Weighting//3// x Goal Achievement Factor//3// + Weighting//4// x Goal Achievement Factor//4//

                                 + Weighting//5// x Goal Achievement Factor//5//

           The minimum bonus shall be zero.


IV.    Bonus Payments

       A. Payment Schedule -- Any bonus awarded pursuant to this Plan shall be paid in cash (unless any executive participating in the ENSERCH Deferred Compensation Plan opts by written notice in advance of the relevant plan year to defer its receipt into the Deferred Compensation Plan) to participating executives, not later than April 1 of the year succeeding the calendar year for which performance is measured.

       B. To be eligible for receipt of each payment of the bonus, a Participant must continue to be employed by the Company at the time each payment is to be paid, unless that Participant's employment terminates by reason of retirement, death or disability, or as described in D below. Participants who terminate their employment voluntarily or who are terminated by the Company, other than under circumstances described below, will not be eligible to receive any portion of any bonus award which has been granted for prior years but unpaid as of the date of termination.

       C. All bonus payments credited to a Participant under this Plan during his or her active employment shall be paid under the terms of the Plan to any Participant who retires at age 60 or above in accordance with his/her employer's approved retirement plan, or to any Participant who becomes disabled and receives disability benefits in accordance with its long-term disability plan.

           In the event of a Participant's retirement at or above age 60 or death during a Plan year, assuming employee has worked for at least one-half of the Plan Year, to the extent practicable, any bonus awarded for achievement of goals to which the Participant contributed shall be prorated and the appropriate portion paid. A decision by the Chairman of ENSERCH Corporation as to what may be an appropriate portion shall be final and binding on all parties.

           In the event of a Participant's death, all bonus awards resulting from a partial award for a prorated portion of the Plan Year or those which have been credited to such Participant prior to the date of death but remain unpaid and which would otherwise have been received will be paid to the designated beneficiary or, if no beneficiary is designated, to the employee's estate, in one lump sum as soon as practicable, but no later than six months following the death of the employee.

           In the event a Participant's employment terminates for any reason other than retirement, disability or death, or as described in D below, prior to the time a bonus payment is paid, no bonus shall be payable for either a portion of or for a full Plan year, or for any unpaid bonus awards credited in prior years.

       D. Merger -- In the event that ENSERCH Corporation shall, pursuant to action by its Board, at any time merge into, consolidate with, or sell or otherwise transfer all or substantially all of the assets of the Corporation or a segment to another corporation in which ENSERCH or the segment would be in a minority position, all bonus awards which have been granted but remain unpaid and a bonus award based on a 100% performance factor applicable to the base salary earned during the Plan Year for the period prior to the effective date of the merger shall be immediately paid to Participant and the Participant shall not be required to be employed by the Corporation in order to receive the payment.


V.     Establishment of Performance Goals

       Performance Goals will be established annually by the President of Lone Star Pipeline Company, after receiving requisite approval, with one to five certain expressed, specific, objective and measurable goals in such Plan defined as the Performance Goals for which bonus will be paid if achieved. A minimum of 50% of the weighting will be applied to the attainment of operating income goal achievement.


VI.    Operating Income Goal Achievement

       The Goal Achievement Factor pertaining to achievement of operating income goals is standardized as follows:

       If Operating Income Ratio is:            Operating Income Goal
                                                 Achievement Factor will be:

           less than 0.90                          0% minus 0.5% for each 0.01
                                                   less than 0.90

           between 0.90 and 1.00                   20% plus 8% for each 0.01
                                                   greater than 0.90

           above 1.00                              100% plus 1% for each
                                                     $1 million
                                                   greater than budgeted
                                                operating
                                                   income, as adjusted, up to a
                                                   maximum of 150%

       Achievement Factors will be prorated between the amounts nearest percentages specified above.

       The following definitions apply:

       Operating Income Ratio
       ----------------------

       The ratio of the applicable business unit's actual operating income for the Plan year to the budgeted operating income, which budgeted operating income is adjusted to take into account the Price

       Adjustment when applicable. The accrual of expense for this Plan will be included as expense deducted for the determination of actual operating income.

       Price Adjustment
       ----------------

       A factor used to adjust budgeted operating income such that the Participant will not benefit from or be penalized by price fluctuations when measuring the attainment of budgeted operating income for the particular unit or for the Company .

       In summary:

           Operating Income
            Ratio             =   (Actual Operating Income)/(Budgeted
                                  Operating Income + Price Adjustment)
                                                   -

       For those units measured by operating income performance which is affected by processing plant activities, the Operating Income Ratio shall be based upon both budgeted and actual operating income before the expense of net profit interest payments to Lone Star Pipeline Company. For those units, the following Price Adjustment will apply.

           Price Adjustment   =   (Actual NGL Price - Budgeted NGL Price) x
                                  Budgeted NGL Sales Volume (+/-) (Actual Fuel and Shrinkage Price -Budgeted Fuel and
                                  Shrinkage Price) x Budgeted Fuel & Shrinkage
                                  Volume Note: (+/-) Depending on Fav./Unfav.

VII.   Administrative Provisions

       A.  Discretion
           ----------

           Notwithstanding any calculation of bonus in accordance with the foregoing provisions, the Chairman of ENSERCH Corporation may within his sole discretion alter or eliminate any bonus award developed under this Plan in order to achieve equity in the administration of the Plan within ENSERCH Corporation as a whole.

       B.  Termination
           -----------

           This Plan may be terminated at any time by the Company. Notification of termination will be given to the then Participants. A Plan termination will not prevent payment of bonuses where goal achievement has been completed in a calendar year for which Performance Goals had been approved. If the Plan is terminated during a Plan year in which Performance Goals have been established under the Plan, performance will be prorated and bonuses paid proportionally. The Company's decision relative to such payment shall be final and binding on all parties. Such termination will be applicable to new bonus awards and will not affect credited but unpaid bonus amounts from prior bonus years.

       C.  Effective Date
           --------------

           This Plan is effective with the calendar year commencing January 1, 1997 and for the ensuing calendar years until terminated.

       D.  No Contract
           -----------

           Nothing in this Performance Incentive Plan shall be deemed by implication, action or otherwise to constitute a contract of employment or otherwise to impose any limitation on any right of the Corporation nor any of its operating units to terminate a Participant's employment at any time.

       E. Under provisions of the ENSERCH Retirement and Death Benefit Program of 1969, this bonus program qualifies as an "annual performance based incentive plan" and is to be included in "final average pay" for purposes of pension calculations.


VIII.  Conflict of Interest

       If at any time during the period the Participant is to receive or accrue payments hereunder, the Participant engages in the employment, consultation or representation of any corporation, partnership, individual, political subdivision, or any enterprise that is engaged in any action or proceeding that could be reasonably construed as being adverse to the interest of the Company, the Participant and his beneficiaries or heirs shall forfeit all rights to receive payments of bonus awards provided under this Plan regardless of whether or not such payments had been previously approved by the Company; except that before any such termination under this section of the Participant's right to receive payments, the Company shall notify the Participant in writing of its opinion about the adversary situation, after which time the Participant shall have a period of 15 days to correct the situation to the satisfaction of the Company as to preclude benefit termination.

       This provision shall apply to full-time and part-time employees of the Company and to retired or terminated employees. For purposes of this Plan, the Company shall determine within its sole discretion whether or not the Participant's actions can be reasonably construed as adverse to the Company's interests.

                              ENSERCH CORPORATION
                                  POWER GROUP
                          PERFORMANCE INCENTIVE PLAN
                              CALENDAR YEAR 1997



I.     Purposes

       The purposes of the Power Group's Performance Incentive Plan (the "Plan") are to:

       A. Encourage and reward improved performances by the operating units of the segment.

       B. Provide reward incentives for the achievement of specific performance goals or objectives that may be periodically established.

       C. Provide an appropriate level of executive compensation commensurate with that of similar businesses.

       D. Provide an incentive for key management personnel to perform in a manner that ultimately benefits the Corporation's shareholders and the Company's customers.


II.    Eligibility

       Key managers of the segment as specifically designated shall be eligible for participation in the Plan. Participation in the Plan shall occur upon the recommendation of the President of the Power Group and approval of the Chairman and President of ENSERCH Corporation.

       The existence of this Plan does not prevent the existence of other bonus plans within operating units or subsidiaries of the Corporation. However, Participants in this Plan may not participate in any other cash bonus or incentive plans or programs offered by ENSERCH, or any of its subsidiaries or affiliates unless such participation is approved by the Chairman of the Corporation, other than the Enserch Development Corporation's Project Development Bonus Plan. The Compensation Committee of the Board of Directors of ENSERCH Corporation may also award special bonuses on a discretionary basis to reward meritorious performance not compensated by this Plan.


III.   Definitions and Bonus Factors

       Subject to the conditions and limitations described herein, bonus award payments may be made to the Participants under the Plan as hereinafter set out. For purposes of the Plan, the following definitions apply:

       A.  Participant
           -----------

           Each of the key management personnel of the business segment recommended for participation by the President of the Power Group and approved by the Chairman and President of ENSERCH Corporation is a Participant. Each Participant will be individually notified of his or her participation together with the applicable factors approved for the determination of each individual bonus opportunity.

       B.  Base Salary
           -----------

           The annual Base Salary designated for the Participant is that contained in the applicable payroll records and earned by the Participant, exclusive of any payment under any bonus plan, deferred compensation, salary deferral plan, expense reim bursement or fringe benefit, for the annual period covered by the bonus award.

       C.  Target Bonus Factor
           -------------------

           A specified percentage of the Participant's Base Salary which would be the bonus payable to a Participant upon 100% goal achievement. The Target Bonus Factor applied to Base Salary is the Target Bonus.

       D.  Performance Goals
           -----------------

           Expressed, measurable goals established as the basis for bonus awards for the annual bonus period, each having a corresponding weighting factor expressed as a percentage. No more than five Performance Goals will be used for any annual period. The weighting factors for all Performance Goals for an annual period aggregate 100%.

       E.  Goal Achievement Factor
           -----------------------

           A percentage representing the level of actual achievement of each Performance Goal, calculated at the end of each Plan year (calendar year).

       F.  Performance Factor
           ------------------

           The sum of the individual weightings multiplied by the corre sponding Goal Achievement Factor which is applied to the Target Bonus to derive the bonus.

       G.  Bonus Calculation
           -----------------

           In summary:

           Target Bonus        =   Base Salary x Target Factor

           Bonus               =   Target Bonus Factor x Performance
                             Factor

           Performance Factor  =   Weighting//1// x Goal Achievement Factor//1//
                                 + Weighting//2// x Goal Achievement Factor//2// + Weighting//3// x Goal Achievement Factor//3//

                                 + Weighting//4// x Goal Achievement Factor//4// + Weighting//5// x Goal Achievement Factor//5//

           The minimum bonus shall be zero.

       H.  EDC Project Development Bonus Plan Offset
           -----------------------------------------

           Participants may be awarded bonuses under the EDC Project Development Bonus Plan. Any cash received under the EDC Project Development Bonus Plan during the annual period covered by this Plan will offset any amounts due under this Plan and constitute the equivalent of a payment under this Plan for the annual period.


IV.    Bonus Payments

       A. Payment Schedule -- Any bonus awarded pursuant to this Plan shall be paid in cash (unless any executive participating in the ENSERCH Deferred Compensation Plan opts by written notice in advance of the relevant plan year to defer its receipt into the Deferred Compensation Plan) to participating executives, not later than April 1 of the year succeeding the calendar year for which performance is measured.

       B. To be eligible for receipt of each payment of the bonus, a Participant must continue to be employed by the Company at the time each payment is to be paid, unless that Participant's employment terminates by reason of retirement, death or disability, or as described in D below. Participants who terminate their employment voluntarily or who are terminated by the Company, other than under circumstances described below, will not be eligible to receive any portion of any bonus award which has been granted for prior years but unpaid as of the date of termination.

       C. All bonus payments credited to a Participant under this Plan during his or her active employment shall be paid under the terms of the Plan to any Participant who retires at age 60 or above in accordance with his/her employer's approved retirement plan, or to any Participant who becomes disabled and receives disability benefits in accordance with its long-term disability plan.

           In the event of a Participant's retirement at or above age 60 or death during a Plan year, assuming employee has worked for at least one-half of the Plan Year, to the extent practicable, any bonus awarded for achievement of goals to which the Participant contributed shall be prorated and the appropriate portion paid. A decision by the Chairman of ENSERCH Corporation as to what may be an appropriate portion shall be final and binding on all parties.

           In the event of a Participant's death, all bonus awards resulting from a partial award for a prorated portion of the Plan Year or those which have been credited to such Participant prior to the date of death but remain unpaid and which would otherwise have been received will be paid to the designated beneficiary or, if no beneficiary is designated, to the employee's estate, in one lump sum as soon as practicable, but no later than six months following the death of the employee.

           In the event a Participant's employment terminates for any reason other than retirement, disability or death, or as described in D below, prior to the time a bonus payment is paid, no bonus shall be payable for either a portion of or for a full Plan year, or for any unpaid bonus awards credited in prior years.

       D. Merger -- In the event that ENSERCH Corporation shall, pursuant to action by its Board, at any time merge into, consolidate with, or sell or otherwise transfer all or substantially all of the assets of the Corporation or a segment to another corporation in which ENSERCH or the segment would be in a minority position, all bonus awards which have been granted but remain unpaid and a bonus award based on a 100% performance factor applicable to the base salary earned during the Plan Year for the period prior to the effective date of the merger shall be immediately paid to Participant and the Participant shall not be required to be employed by the Corporation in order to receive the payment.


V.     Establishment of Performance Goals

       Performance Goals will be established annually by the President of Enserch Power Group after receiving requisite approval, with one to five certain expressed, specific, objective and measurable goals in such Plan defined as the Performance Goals for which bonus will be paid if achieved. A minimum of 50% of the weighting will be applied to the attainment of operating income goal achievement.

VI.    Operating Income Goal Achievement

       The Goal Achievement Factor pertaining to achievement of operating income goals is standardized as follows:

       If Operating Income Ratio is:            Operating Income Goal
                                                Achievement Factor will be:

           less than 0.90                          0% minus 0.5% for each 0.01
                                                   less than 0.90

           between 0.90 and 1.00                   20% plus 8% for each 0.01
                                                   greater than 0.90

           above 1.00                              100% plus 1% for each
                                                     $1 million
                                                   greater than budgeted
                                                operating
                                                   income, as adjusted, up to a
                                                   maximum of 150%

       Achievement Factors will be prorated between the amounts nearest percentages specified above.

       The following definitions apply:

       Operating Income Ratio
       ----------------------

       The ratio of the applicable business unit's actual operating income for the Plan year to the budgeted operating income. The accrual of expense for this Plan will be included as expense deducted for the determination of actual operating income.


VII.   Administrative Provisions

       A.  Discretion
           ----------

           Notwithstanding any calculation of bonus in accordance with the foregoing provisions, the Chairman of ENSERCH Corporation may within his sole discretion alter or eliminate any bonus award developed under this Plan in order to achieve equity in the administration of the Plan within ENSERCH Corporation as a whole.

       B.  Termination
           -----------

           This Plan may be terminated at any time by the Company. Notification of termination will be given to the Participants. A Plan termination will not prevent payment of bonuses where goal achievement has been completed in a calendar year for which Performance Goals had been approved. If the Plan is terminated during a Plan year in which Performance Goals have been established under the Plan, performance will be prorated and bonuses paid proportionally. The Company's decision relative to such payment shall be final and binding on all parties. Such termination will be applicable to new bonus awards and will not affect credited but unpaid bonus amounts from prior bonus years.

       C.  Effective Date
           --------------

           This Plan is effective with the calendar year commencing January 1, 1997 and for the ensuing calendar years until terminated.

       D.  No Contract
           -----------

           Nothing in this Performance Incentive Plan shall be deemed by implication, action or otherwise to constitute a contract of employment or otherwise to impose any limitation on any right of the Corporation nor any of its operating units to terminate a Participant's employment at any time.

       E. Under provisions of the ENSERCH Retirement and Death Benefit Program of 1969, this bonus program qualifies as an "annual performance based incentive plan" and is to be included in "final average pay" for purposes of pension calculations.

VIII.  Conflict of Interest

       If at any time during the period the Participant is to receive or accrue payments hereunder, the Participant engages in the employment, consultation or representation of any corporation, partnership, individual, political subdivision, or any enterprise that is engaged in any action or proceeding that could be reasonably construed as being adverse to the interest of the Company, the Participant and his beneficiaries or heirs shall forfeit all rights to receive payments of bonus awards provided under this Plan regardless of whether or not such payments had been previously approved by the Company; except that before any such termination under this section of the Participant's right to receive payments, the Company shall notify the Participant in writing of its opinion about the adversary situation, after which time the Participant shall have a period of 15 days to correct the situation to the satisfaction of the Company as to preclude benefit termination.

       This provision shall apply to full-time and part-time employees of the Company and to retired or terminated employees. For purposes of this Plan, the Company shall determine within its sole discretion whether or not the Participant's actions can be reasonably construed as adverse to the Company's interests.